                                                 Exhibit 99.2

Third Quarter 2024 Investor Supplement
Product Innovation and Developments
•Enhanced Fastly Next-Gen WAF with new capabilities that reduced the time to activate the product, enriched detection signals, and provided additional context to data with Country and IP Corp/Site lists.
•Updated Fastly Bot Management with new bot analysis capability to provide customers with visibility and control of their bot management expenses, while also enabling customers to provide logos for bot challenges.
•Enhanced the Fastly trials experience with access to combined trials for full product lines, helping customers discover new tools and unlock the full value of the Fastly Edge Cloud Platform.
•Added the Fastly Support Portal to the Fastly single sign-on experience, allowing customers to seamlessly navigate across the Fastly Control Panel, Next-Gen WAF Console and Support Portal.
Customer and Partner Highlights
•Product package deals in the third quarter more than doubled year-over-year, and new logo packages tripled, representing 43% of packages sold compared to 16% in the third quarter of 2023.
•New deal registrations grew 33% year-over-year in the third quarter, and year-to-date bookings grew 46% year-over-year.
•Cineverse, an entertainment company encompassing digital cinema, streaming channels, content marketing, and distribution, selected Fastly’s Media Video Delivery offering.
•Connected Television Group, a video distribution solutions and services provider, selected Fastly’s CDN and Support services.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Revenue by Product (in millions):
Network Services Revenue	$96.8	$94.3	$98.5	$102.5	$109.8	$106.0	$104.2	$107.4
Security Revenue	$20.7	$21.2	$22.5	$23.3	$25.8	$24.6	$25.4	$26.2
Other Revenue	$1.8	$2.0	$1.8	$1.9	$2.2	$2.9	$2.8	$3.6
Total Revenue	$119.3	$117.6	$122.8	$127.8	$137.8	$133.5	$132.4	$137.2
Key Metrics:
Enterprise Customer Count(1)	533	540	551	547	578	577	601	576
Enterprise Customer Revenue %	92%	91%	92%	92%	92%	91%	91%	92%
Total Customer Count(1)	3,062	3,100	3,072	3,102	3,243	3,290	3,295	3,638
Top Ten Customer Revenue %	37%	35%	37%	40%	40%	38%	34%	33%
LTM Net Retention Rate (NRR)(2)	119%	116%	116%	114%	113%	114%	110%	105%
Annual Revenue Retention Rate (ARR)(7)	98.9%	—%	—%	—%	99.2%	—%	—%	—%
Remaining Performance Obligation (RPO)(3)	$198.3	$242.4	$230.9	$247.6	$235.7	$227.0	$223.1	$235.4

Corporate Highlights
•Fastly Threat Insights Report revealed 91% of cyberattacks now target multiple organizations using mass scanning.
•Fastly’s “Bots Wars: How Bad Bots are Hurting Businesses” research revealed 59% of organizations reported an increase in bot attacks over the past year, with significant attacks costing organizations $2.9 million on average.
•Hosted Xcelerate Sydney, a curated customer event bringing together thought leaders and industry pioneers for a jam-packed day of innovation.
Key Metrics Highlights
•Enterprise customer1 count was 576 in the third quarter, down 25 from the second quarter of 2024. Total customer count1 was 3,638 in the third quarter, up 343 from the second quarter of 2024.
•Fastly's top ten customers accounted for 33% of revenue in the third quarter compared to 40% in the third quarter of 2023. Revenue from the top ten customers declined 11% year-over-year compared to revenue growth of 20% year-over-year from customers outside the top ten.
•Last 12-month net retention rate (LTM NRR)2 decreased to 105% in the third quarter from 110% in the second quarter of 2024.
•Remaining performance obligations (RPO)3 were $235 million, up 6% from $223 million in the second quarter of 2024.
Fourth Quarter and Full Year 2024 Guidance

	Q4 2024	Full Year 2024
Total Revenue (millions)	$136.0 - $140.0	$539.0 - $543.0
Non-GAAP Operating Loss (millions)(4)	($5.0) - ($1.0)	($28.0) - ($24.0)
Non-GAAP Net Income (Loss) per share (5)(6)	($0.02) - $0.02	($0.12) - ($0.08)

Key Metrics
1.Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
5.Assumes weighted average basic shares outstanding of 141.0 million in Q4 2024 and 137.5 million for the full year 2024.
6.Non-GAAP Net Income (Loss) per share is calculated as Non-GAAP Net Income (Loss) divided by weighted average basic shares for 2024.
7.Annual revenue retention rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers divided by our annual revenue of the same calendar year from 100%. Our “Annual Revenue Churn” is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us (a “Churned Customer”) by the number of months remaining in the same calendar year.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; the performance of our existing and new products and product enhancements; the capabilities of Fastly Next-Gen WAF and Fastly Bot Management; expectations regarding customer experiences with the Fastly trials experience and Support Portal; expectations regarding customer mix; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Annual Report on Form 10-K for the year ended December 31, 2023, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. Additional information will also be set forth in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and other filings and reports that Fastly may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net loss per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Revenue	$119,321	$117,564	$122,831	$127,816	$137,777	$133,520	$132,371	$137,206
Cost of revenue(1)	56,738	57,310	58,617	61,730	62,003	60,286	59,470	62,466
Gross profit	62,583	60,254	64,214	66,086	75,774	73,234	72,901	74,740
Operating expenses:
Research and development(1)	37,197	37,431	37,421	39,068	38,270	38,248	35,106	31,884
Sales and marketing(1)	44,623	44,271	47,797	51,043	48,662	49,607	52,959	45,994
General and administrative (1)	29,225	25,827	28,823	30,001	31,426	31,639	28,433	27,173
Impairment expense	—	—	—	4,316	—	—	3,137	559
Restructuring charges	—	—	—	—	—	—	—	9,720
Total operating expenses	111,045	107,529	114,041	124,428	118,358	119,494	119,635	115,330
Loss from operations	(48,462)	(47,275)	(49,827)	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)
Net gain on extinguishment of debt	—	—	36,760	—	15,656	—	—	—
Interest income	2,894	4,186	4,508	4,908	4,584	3,848	3,937	3,819
Interest expense	(1,354)	(1,213)	(1,232)	(862)	(744)	(579)	(464)	(473)
Other income (expense), net	46	(250)	(803)	(16)	(763)	(89)	193	(317)
Loss before income taxes	(46,876)	(44,552)	(10,594)	(54,312)	(23,851)	(43,080)	(43,068)	(37,561)
Income tax expense (benefit)	(223)	135	110	(1)	(465)	347	661	455
Net loss	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)
Net loss per share attributable to common stockholders, basic and diluted	$(0.38)	$(0.36)	$(0.08)	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	123,587	125,418	127,863	129,873	131,843	134,587	137,444	139,237
__________
(1)Includes stock-based compensation expense as follows:

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Cost of revenue	$2,938	$2,681	$2,837	$2,860	$3,278	$2,779	$2,044	$1,911
Research and development	11,469	11,481	12,205	12,122	12,019	10,323	7,983	7,378
Sales and marketing	7,885	6,705	9,877	9,061	8,060	7,843	7,058	7,113
General and administrative	9,126	7,284	12,073	11,670	12,090	10,876	9,063	8,614
Total	$31,418	$28,151	$36,992	$35,713	$35,447	$31,821	$26,148	$25,016

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Gross Profit
GAAP gross Profit	$62,583	$60,254	$64,214	$66,086	$75,774	$73,234	$72,901	$74,740
Stock-based compensation	2,938	2,681	2,837	2,860	3,278	2,779	2,044	1,911
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	67,996	65,410	69,526	71,421	81,527	78,488	77,420	79,126
GAAP gross margin	52.4%	51.3%	52.3%	51.7%	55.0%	54.8%	55.1%	54.5%
Non-GAAP gross margin	57.0%	55.6%	56.6%	55.9%	59.2%	58.8%	58.5%	57.7%

Research and development
GAAP research and development	37,197	37,431	37,421	39,068	38,270	38,248	35,106	31,884
Stock-based compensation	(11,469)	(11,481)	(12,205)	(10,426)	(11,728)	(10,323)	(7,983)	(7,378)
Executive transition costs	—	—	—	(2,406)	(385)	—	—	—
Non-GAAP research and development	25,728	25,950	25,216	26,236	26,157	27,925	27,123	24,506

Sales and marketing
GAAP sales and marketing	44,623	44,271	47,797	51,043	48,662	49,607	52,959	45,994
Stock-based compensation	(7,885)	(6,705)	(9,877)	(9,061)	(8,060)	(7,843)	(7,058)	(7,113)
Amortization of acquired intangible assets	(2,575)	(2,575)	(2,575)	(2,576)	(2,300)	(2,300)	(2,301)	(2,300)
Non-GAAP sales and marketing	34,163	34,991	35,345	39,406	38,302	39,464	43,600	36,581

General and administrative
GAAP general and administrative	29,225	25,827	28,823	30,001	31,426	31,639	28,433	27,173
Stock-based compensation	(9,126)	(7,284)	(12,073)	(11,670)	(12,090)	(10,876)	(9,063)	(8,614)
Non-GAAP general and administrative	20,099	18,543	16,750	18,331	19,336	20,763	19,370	18,559

Operating loss
GAAP operating loss	(48,462)	(47,275)	(49,827)	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)
Stock-based compensation	31,418	28,151	36,992	34,017	35,156	31,821	26,148	25,016
Restructuring charges	—	—	—	—	—	—	—	9,720
Executive transition costs	—	—	—	2,406	385	—	—	—
Amortization of acquired intangible assets	5,050	5,050	5,050	5,051	4,775	4,775	4,776	4,775
Impairment expense	—	—	—	4,316	—	—	3,137	559
Non-GAAP operating loss	(11,994)	(14,074)	(7,785)	(12,552)	(2,268)	(9,664)	(12,673)	(520)

Net loss
GAAP net loss	(46,653)	(44,687)	(10,704)	(54,311)	(23,386)	(43,427)	(43,729)	(38,016)
Stock-based compensation	31,418	28,151	36,992	34,017	35,156	31,821	26,148	25,016
Restructuring charges	—	—	—	—	—	—	—	9,720
Executive transition costs	—	—	—	2,406	385	—	—	—
Amortization of acquired intangible assets	5,050	5,050	5,050	5,051	4,775	4,775	4,776	4,775
Net gain on extinguishment of debt	—	—	(36,760)	—	(15,656)	—	—	—
Impairment expense	—	—	—	4,316	—	—	3,137	559
Amortization of debt issuance costs	716	716	803	502	456	354	349	358
Non-GAAP net income (loss)	$(9,469)	$(10,770)	$(4,619)	$(8,019)	$1,730	$(6,477)	$(9,319)	$2,412

GAAP net loss per common share — basic and diluted	$(0.38)	$(0.36)	$(0.08)	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)
Non-GAAP net income (loss) per common share — basic and diluted	$(0.08)	$(0.09)	$(0.04)	$(0.06)	$0.01	$(0.05)	$(0.07)	$0.02
Weighted average basic common shares	123,587	125,418	127,863	129,873	131,843	134,587	137,444	139,237
Weighted average diluted common shares	123,587	125,418	127,863	129,873	141,162	134,587	137,444	143,415

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	123,587	125,418	127,863	129,873	131,843	134,587	137,444	139,237
Other dilutive equity awards	—	—	—	—	9,319	—	—	4,178
Non-GAAP diluted shares	123,587	125,418	127,863	129,873	141,162	134,587	137,444	143,415
Non-GAAP diluted net income (loss) per share	(0.08)	(0.09)	(0.04)	(0.06)	0.01	(0.05)	(0.07)	0.02

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Adjusted EBITDA
GAAP net loss	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)
Stock-based compensation	31,418	28,151	36,992	34,017	35,156	31,821	26,148	25,016
Depreciation and other amortization	11,903	12,179	13,030	13,202	13,727	13,400	13,443	13,781
Amortization of acquired intangible assets	5,050	5,050	5,050	5,051	4,775	4,775	4,776	4,775
Amortization of debt discount and issuance costs	716	716	803	502	456	354	349	358
Restructuring charges	—	—	—	—	—	—	—	9,720
Executive transition costs	—	—	—	2,406	385	—	—	—
Net gain on extinguishment of debt	—	—	(36,760)	—	(15,656)	—	—	—
Impairment expense	—	—	—	4,316	—	—	3,137	559
Interest income	(2,894)	(4,186)	(4,508)	(4,908)	(4,584)	(3,848)	(3,937)	(3,819)
Interest expense	638	497	429	360	288	225	115	115
Other (income) expense, net	(46)	250	803	16	763	89	(193)	317
Income tax (benefit) expense	(223)	135	110	(1)	(465)	347	661	455
Adjusted EBITDA	$(91)	$(1,895)	$5,245	$650	$11,459	$3,736	$770	$13,261

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Revenue	$119,321	$117,564	$122,831	$127,816	$137,777	$133,520	$132,371	$137,206
Cost of revenue (1)(2)	51,325	52,154	53,305	56,395	56,250	55,032	54,951	58,080
Gross profit (1)(2)	67,996	65,410	69,526	71,421	81,527	78,488	77,420	79,126
Operating expenses:
Research and development(1)(3)	25,728	25,950	25,216	26,236	26,157	27,925	27,123	24,506
Sales and marketing(1)(2)	34,163	34,991	35,345	39,406	38,302	39,464	43,600	36,581
General and administrative (1)	20,099	18,543	16,750	18,331	19,336	20,763	19,370	18,559
Total operating expenses(1)(2)(3)(4)(5)	79,990	79,484	77,311	83,973	83,795	88,152	90,093	79,646
Loss from operations(1)(2)(3)(4)(5)	(11,994)	(14,074)	(7,785)	(12,552)	(2,268)	(9,664)	(12,673)	(520)
Interest income	2,894	4,186	4,508	4,908	4,584	3,848	3,937	3,819
Interest expense(6)	(638)	(497)	(429)	(360)	(288)	(225)	(115)	(115)
Other income (expense), net	46	(250)	(803)	(16)	(763)	(89)	193	(317)
Income (loss) before income tax expense (benefit)(1)(2)(3)(4)(5)(6)(7)	(9,692)	(10,635)	(4,509)	(8,020)	1,265	(6,130)	(8,658)	2,867
Income tax expense (benefit)	(223)	135	110	(1)	(465)	347	661	455
Net income (loss)(1)(2)(3)(4)(5)(6)(7)	$(9,469)	$(10,770)	$(4,619)	$(8,019)	$1,730	$(6,477)	$(9,319)	$2,412
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.08)	$(0.09)	$(0.04)	$(0.06)	$0.01	$(0.05)	$(0.07)	$0.02
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	123,587	125,418	127,863	129,873	131,843	134,587	137,444	139,237
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	123,587	125,418	127,863	129,873	141,162	134,587	137,444	143,415
(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(4) Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(5) Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(6) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(7) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Assets
Current assets:
Cash and cash equivalents	$143,391	$348,463	$273,742	$270,300	$107,921	$150,809	$147,196	$217,514
Marketable securities	374,581	198,116	123,605	158,055	214,799	178,677	164,569	90,733
Accounts receivable, net	89,578	85,344	78,295	98,622	120,498	107,517	113,878	116,800
Prepaid expenses and other current assets	28,933	29,717	29,500	24,481	20,455	23,207	25,312	28,011
Total current assets	636,483	661,640	505,142	551,458	463,673	460,210	450,955	453,058
Property and equipment, net	180,378	179,922	179,045	171,914	176,608	177,574	177,058	180,288
Operating lease right-of-use assets, net	68,440	60,615	56,733	52,927	55,212	54,420	52,451	47,700
Goodwill	670,185	670,192	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	82,900	77,725	72,550	67,375	62,475	57,576	52,676	47,776
Marketable securities, non-current	165,105	117,518	78,042	32,280	6,088	1,743	—	—
Other assets	92,622	94,798	95,550	94,353	90,779	84,044	79,176	72,576
Total assets	$1,896,113	$1,862,410	$1,657,418	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,786	$4,668	$5,561	$5,723	$5,611	$5,485	$5,532	$11,354
Accrued expenses	61,161	42,311	47,001	56,595	61,818	35,555	34,445	40,854
Finance lease liabilities	28,954	24,763	22,233	19,250	15,684	11,974	8,178	4,882
Operating lease liabilities	23,026	20,516	20,575	21,533	24,042	22,580	25,399	23,857
Other current liabilities	34,394	32,942	36,234	40,234	40,539	44,633	35,748	33,261
Total current liabilities	152,321	125,200	131,604	143,335	147,694	120,227	109,302	114,208
Long-term debt, less current portion	704,710	705,378	472,369	472,823	343,507	343,837	344,167	344,498
Finance lease liabilities, noncurrent	15,507	10,858	7,026	3,860	1,602	440	—	—
Operating lease liabilities, noncurrent	61,341	56,275	51,448	47,775	48,484	46,857	44,634	40,565
Other long-term liabilities	7,076	6,144	7,217	4,298	4,416	2,756	3,382	3,029
Total liabilities	940,955	903,855	669,664	672,091	545,703	514,117	501,485	502,300
Stockholders’ equity:
Common stock	2	2	2	2	3	3	3	3
Additional paid-in capital	1,666,106	1,710,498	1,747,959	1,781,870	1,815,245	1,870,503	1,903,374	1,929,397
Accumulated other comprehensive loss	(9,286)	(5,594)	(3,152)	(1,934)	(1,008)	(521)	(282)	(22)
Accumulated deficit	(701,664)	(746,351)	(757,055)	(811,366)	(834,752)	(878,179)	(921,908)	(959,924)
Total stockholders’ equity	955,158	958,555	987,754	968,572	979,488	991,806	981,187	969,454
Total liabilities and stockholders’ equity	$1,896,113	$1,862,410	$1,657,418	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Cash flows from operating activities:
Net loss	$(46,653)	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)
Adjustments to reconcile net loss to net cash used in operating activities:	—	—	—	—	—	—	—
Depreciation expense	11,371	12,040	12,920	13,055	13,587	13,277	13,318	13,656
Amortization of intangible assets	5,582	5,175	5,175	5,175	4,899	4,899	4,900	4,900
Non-cash lease expense	5,793	6,115	5,648	5,464	5,451	5,556	5,800	5,463
Amortization of debt discount and issuance costs	715	716	803	501	456	354	349	358
Amortization of deferred contract costs	2,896	3,425	3,746	4,082	4,295	4,573	4,531	4,773
Stock-based compensation	31,418	28,151	36,992	35,713	35,447	31,821	26,148	25,016
Deferred income taxes	—	—	—	—	(900)	228	333	339
Provision for credit losses	624	533	567	211	714	953	393	1,054
(Gain) loss on disposals of property and equipment	—	251	296	(42)	—	399	45	—
Amortization of premiums (discounts) on investments	515	449	298	(403)	(990)	(1,158)	(1,244)	(1,064)
Impairment of operating lease right-of-use assets	2,083	—	187	401	156	—	—	371
Impairment expense	—	—	—	4,316	—	—	3,137	559
Net gain on extinguishment of debt	—	—	(36,760)	—	(15,656)	—	—	—
Other adjustments	3,980	(243)	(85)	71	905	(259)	(178)	520
Changes in operating assets and liabilities:	—	—	—	—	—	—	—
Accounts receivable	(17,288)	3,701	6,482	(20,538)	(22,590)	12,028	(6,754)	(3,976)
Prepaid expenses and other current assets	(971)	(634)	217	5,019	4,107	(2,700)	(2,131)	(2,589)
Other assets	(15,492)	(7,212)	(4,771)	(4,286)	(6,868)	(1,814)	(3,210)	(2,705)
Accounts payable	(1,267)	(175)	1,119	314	(876)	101	(341)	4,754
Accrued expenses	3,799	(6,827)	234	340	(1,603)	(8,760)	1,911	2,707
Operating lease liabilities	(4,335)	(5,750)	(6,682)	(4,505)	(5,137)	(7,606)	(4,406)	(7,329)
Other liabilities	5,102	(3,889)	9,308	1,033	612	2,667	(3,820)	(3,789)
Net cash provided by (used in) operating activities	(12,128)	(8,861)	24,990	(8,390)	(7,377)	11,132	(4,948)	5,002
Cash flows from investing activities:
Purchases of marketable securities	—	—	—	(73,091)	(59,142)	(56,948)	(60,249)	(37,902)
Sales of marketable securities	65	—	774	1	24,850	—	—	—
Maturities of marketable securities	94,303	227,211	114,884	86,030	5,642	99,080	77,597	113,032
Business acquisitions, net of cash acquired	1,843	—	—	—	—	—	—	—
Advance payment for purchase of property and equipment	(10,923)	—	—	—	—	—	(790)	—
Purchases of property and equipment	(8,529)	(3,494)	(4,464)	(325)	(2,693)	(1,603)	(1,762)	(1,996)
Proceeds from sale of property and equipment	126	22	14	13	—	—	24	—
Capitalized internal-use software	(4,290)	(4,209)	(6,230)	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)
Net cash provided by (used in) investing activities	72,595	219,530	104,978	7,677	(37,245)	33,684	7,991	66,316
Cash flows from financing activities:
Cash paid for debt extinguishment	—	—	(196,934)	—	(113,606)	—	—	—
Repayments of finance lease liabilities	(4,427)	(8,645)	(6,557)	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)
Payment of deferred consideration for business acquisitions	—	—	(4,393)	—	—	—	(3,771)	—
Proceeds from exercise of vested stock options	364	336	535	1,137	161	111	180	19
Proceeds from employee stock purchase plan	(949)	2,596	2,191	2,222	1,550	2,881	1,034	2,168
Net cash used in financing activities	(5,012)	(5,713)	(205,158)	(2,682)	(117,827)	(1,880)	(6,793)	(1,109)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	39	116	469	(47)	70	(48)	(13)	109
Net increase (decrease) in cash, cash equivalents, and restricted cash	55,494	205,072	(74,721)	(3,442)	(162,379)	42,888	(3,763)	70,318
Cash, cash equivalents, and restricted cash at beginning of period	88,047	143,541	348,613	273,892	270,450	108,071	150,959	147,196
Cash, cash equivalents, and restricted cash at end of period	$143,541	$348,613	$273,892	$270,450	$108,071	$150,959	$147,196	$217,514

Free Cash Flow
(in thousands, unaudited)

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024
Net cash provided by (used in) operating activities	$(12,128)	$(8,861)	$24,990	$(8,390)	$(7,377)	$11,132	$(4,948)	$5,002
Capital expenditures(1):
Purchases of property and equipment	(8,529)	(3,494)	(4,464)	(325)	(2,693)	(1,603)	(1,762)	(1,996)
Proceeds from sale of property and equipment	126	22	14	13	—	—	24	—
Capitalized internal-use software	(4,290)	(4,209)	(6,230)	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)
Repayments of finance lease liabilities	(4,427)	(8,645)	(6,557)	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)
Advance payment for purchase of property and equipment (2)	(10,923)	—	—	—	—	—	(790)	—
Free Cash Flow	$(40,171)	$(25,187)	$7,753	$(19,694)	$(21,904)	$(2,188)	$(18,541)	$(7,108)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the nine months ended September 30, 2024, we received $11.9 million of capital equipment that was prepaid prior to the current quarter, as reflected in the supplemental disclosure of our statement of cash flows.